UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/01/2005

NETGEAR, INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50350

DE	770419172
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

4500 Great America Parkway, Santa Clara, CA 95054
(Address of Principal Executive Offices, Including Zip Code)

408-367-7970
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 28, 2005, the Board of Directors of NETGEAR, Inc. ("NETGEAR") elected Jef Graham to serve as a member of the Board and appointed Mr. Graham as a member of the compensation committee and the nominating and corporate governance committee of the Board, all effective July 1, 2005.

On July 1, 2005, NETGEAR issued a press release announcing the appointment of Mr. Graham to its Board. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished herewith:

99.1 Press release, dated July 1, 2005, of NETGEAR, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NETGEAR, INC

Date: July 01, 2005.	By:	/s/ Jonathan R. Mather
Jonathan R. Mather
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated July 1, 2005, of NETGEAR, Inc.